Convertible Notes Payable Related Parties	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Convertible Notes Payable Related Parties
Convertable Notes Payable - Related Parties

Note 3 - Convertible Notes Payable – Related Parties

In prior years, the Company issued unsecured convertible notes to its Chief Executive Officer (CEO) in exchange for cash and/or services rendered. The notes have a compounded interest rate of 8% per annum and will mature on December 31, 2022, as amended. The aggregate notes are convertible by the note holders into approximately less than one share of the Company’s common stock at fixed conversion prices adjusted for applicable reverse stock splits that occurred in prior years. As of March 31, 2022 and December 31, 2021, the outstanding balance of the notes payable amounted to $268,000. As of March 31, 2022, the convertible notes payable, including accrued interest are convertible to approximately six shares of the Company’s common stock.

Note 4 - Convertible Notes Payable – Related Parties

In prior years, the Company issued unsecured convertible notes to related parties/officers in exchange for cash and/or services rendered. Certain notes payable are due to the Company’s Chief Executive Officer (CEO) and have a compounded interest rate of 8% per annum. The aggregate notes are convertible into less than one share of the Company’s common stock at fixed conversion prices adjusted for applicable reverse stock splits. As of December 31, 2020, the outstanding balance of the notes payable amounted to $298,000.

During the year ended December 31, 2021, notes payable aggregating $30,000 were repaid. In addition, the CEO extended the maturity date of these convertible notes payable to December 31, 2022 with no changes to the original terms of the notes payable or any additional compensation.

At December 31, 2021, the balance of convertible notes payable-related parties totaled $268,000.